F O R I N V E S T O R D I S C U S S I O N S O N L Y T H E H O M E O F P H E X X I – T H E F I R S T A N D O N L Y F D A - A P P R O V E D O N - D E M A N D , N O N - H O R M O N A L C O N T R A C E P T I V E G E L . S C I E N C E W I T H A S O U L S A U N D R A P E L L E T I E R C H I E F E X E C U T I V E O F F I C E R M A Y 2 6 , 2 0 2 2 N A S D A Q : E V F M

F O R I N V E S T O R D I S C U S S I O N S O N L Y FORWARD-LOOKING STATEMENTS Thi s pr es ent at i on cont a i ns f or war d l ook i ng s t at ement s wi t h i n t he meani ng of The Pr i vat e Secur i t i es L i t i gat i on Ref or m Act of 1995 and ot her f eder a l s ecur i t i es l aws . I n s ome cas es , you can i dent i f y f or war d l ook i ng s t at ement s by t er ms s uch as “may, ” ”wi l l , ” “s houl d , ” “ex pect , ” “p l an, ” “a i m, ” “ant i c i pat e , ” “s t r at egy , ” “obj ect i ve , ” “des i gned, ” “s ugges t , ” “cur r ent l y , ” “coul d , ” “ i nt end, ” “ t ar get , ” “pr oj ect , ” “cont empl at e , ” “be l i eve , ” “es t i mat e , ” “pr edi ct , ” “pot ent i a l ” or “cont i nue” or t he negat i ve of t hes e t er ms or ot her s i mi l ar ex pr es s i ons . Each of t hes e f or war d- l ook i ng s t at ement s i nvol ves r i s ks and uncer t a i nt i es . Act ua l r es u l t s may di f f er mat er i a l l y f r om t hos e, ex pr es s or i mpl i ed, i n t hes e f or war d- l ook i ng s t at ement s . Fact or s t hat may caus e di f f er ences bet ween cur r ent ex pect at i ons and act ua l r es u l t s i nc l ude, but ar e not l i mi t ed t o, t he f o l l owi ng : • The r at e and degr ee of mar ket accept ance of Phex x i ® ( l act i c ac i d , c i t r i c ac i d and pot as s i um bi t ar t r at e) vag i na l ge l • Evof em’ s abi l i t y t o s ucces s f u l l y commer c i a l i ze Phex x i i n t he Uni t ed St at es and t o ent er i nt o s ucces s f u l par t ner s h i ps t o commer c i a l i ze Phex x i out s i de of t he Uni t ed St at es • Evof em’ s abi l i t y t o mai nt a i n and pr ot ect i t s i nt e l l ect ua l pr oper t y • Evof em’ s abi l i t y t o r educe i t s oper at i ng ex pens es , i nc l ud i ng t he ef f ect i venes s of any ongoi ng cos t - r educt i on i n i t i a t i ves , t o r e l y on ex i s t i ng cas h r es er ves t o f und i t s cur r ent deve l opment pl ans and oper at i ons , t o accur at e l y es t i mat e i t s cap i t a l needs , and t o r a i s e addi t i ona l cap i t a l when needed • The s ucces s of Evof em’ s ACA s t r at egy • Evof em’ s r e l i ance on t h i r d- par t y pr ov i der s , s uch as t h i r d- par t y manuf act ur er s and c l i n i ca l r es ear ch or gani zat i ons • The pr es ence or abs ence of any adver s e event s or s i de ef f ect s r e l at i ng t o t he us e of Phex x i • The out come, t i mi ng and s ucces s of Evof em’ s c l i n i ca l t r i a l s i nc l ud i ng EVOGUARD • Evof em’ s abi l i t y t o r et a i n member s of i t s management and ot her key per s onnel • Gener a l r i s ks t o t he economy r epr es ent ed by s pr ead and mut at i on of t he COVI D- 19 v i r us • Evof em’ s abi l i t y t o obt a i n t he neces s ar y r egul at or y appr ova l s f or i t s pr oduct candi dat es and t he t i mi ng of s uch appr ova l s , and, • Any ot her r i s k f act or s det a i l ed i n Evof em’ s f i l i ngs f r om t i me t o t i me wi t h t he U. S . Secur i t i es and Ex change Commi s s i on i nc l ud i ng , wi t hout l i mi t at i on, t he 10- K f or t he year ended December 31, 2021 f i l ed wi t h t he SEC on Mar ch 10, 2022, 10- Q f or t he quar t er ended Mar ch 31, 2022 f i l ed wi t h t he SEC on May 10, 2022, and s ubs equent f i l i ngs . The f or war d l ook i ng s t at ement s i n t h i s pr es ent at i on r epr es ent Evof em’ s v i ews onl y as of t he dat e of t h i s pr es ent at i on, May 26, 2022, and Evof em ex pr es s l y d i s c l a i ms any obl i gat i on or under t ak i ng t o r e l eas e publ i c l y any updat es or r ev i s i ons t o any f or war d- l ook i ng s t at ement s cont a i ned her e i n t o r ef l ect any change i n Evof em’ s ex pect at i ons wi t h r egar d t her et o or any change i n event s , condi t i ons or c i r cums t ances on whi ch any s uch s t at ement s ar e bas ed f or any r eas on, ex cept as r equi r ed by l aw, even as new i nf or mat i on becomes ava i l ab l e or ot her event s occur i n t he f ut ur e . Al l f or war d- l ook i ng s t at ement s i n t h i s pr es ent at i on ar e qua l i f i ed i n t he i r ent i r et y by t h i s caut i onar y s t at ement . 2

F O R I N V E S T O R D I S C U S S I O N S O N L Y NEARLY HALF OF ALL PREGNANCIES W ORLDW IDE – ABOUT 121 M ILL ION – ARE UNINTENDED. U N F P A ’ s a n n u a l r e p o r t . 62.9% OF WOMEN WHO STOPPED USING ORAL CONTRACEPTIVES DID SO BECAUSE OF SIDE EFFECTS. 2 0 1 3 N a t i o n a l H e a l t h S t a t i s t i c s R e p o r t p u b l i s h e d b y t h e C D C . 3

F O R I N V E S T O R D I S C U S S I O N S O N L Y A N E W C A T E G O R Y W I T H N O F D A - A P P R O V E D C O M P E T I T I O N Phexxi is a product creating a brand-new contraception category. Although there are other well-established contraceptive solutions on-market, there’s no solution that combines the following value-add differentiators for women around the world: • On-demand solution: used when having sex. • Non-hormonal: pH modulator that does not contain any hormones. 4

F O R I N V E S T O R D I S C U S S I O N S O N L Y WE’RE LEADING THE REVOLUTION With innovative women’s reproductive and sexual health solutions MULTI-BILLION DOLLAR MARKET OPPORTUNITY FOR CURRENT AND LATE-STAGE INVESTIGATIONAL INDICATIONS THE FIRST AND ONLY ONLY ON-DEMAND, NON- HORMONAL PRESCRIPTION CONTRACEPTIVE VAGINAL GEL TOP-LINE DATA EXPECTED FALL 2022 FROM REGISTRATIONAL PHASE 3 TRIAL IN PREVENTION OF CHLAMYDIA AND GONORRHEA 5

F O R I N V E S T O R D I S C U S S I O N S O N L Y A NEW CATEGORY OF BIRTH CONTROL On-demand, non-hormonal FDA-approved vaginal contraceptive gel T H E F I R S T A N D O N L Y O N - D E M A N D , N O N - H O R M O N A L P R E S C R I P T I O N C O N T R A C E P T I V E V A G I N A L G E L • p H M O D U L A T O R • F D A - A P P R O V E D F O R P R E V E N T I O N O F P R E G N A N C Y • E A S Y A P P L I C A T O R • B O X O F 1 2 6

F O R I N V E S T O R D I S C U S S I O N S O N L Y PROVEN TO PREVENT PREGNANCIES W/O HORMONES Results of AMPOWER | A phase 3 multicenter, single-arm, open label clinical trial (n=1384) P R I M A R Y E N D P O I N T 86% EFFICACY RATE OVER 7 CYCLES K A P L A N - M E I E R / T I M E - T O - E V E N T E F F I C A C Y A N A L Y S I S O V E R 7 C Y C L E S W I T H T Y P I C A L U S E . 7 - C Y C L E C U M U L A T I V E P R E G N A N C Y R I S K O F 1 3 . 7 % P O S T H O C A N A L Y S I S 99% PREGNANCIES PREVENTED PER ACT OF INTERCOURSE B A S E D O N 1 0 1 P R E G N A N C I E S ( n = 1 1 8 2 ) O V E R 2 4 , 2 8 9 A C T S O F I N T E R C O U R S E . P E R - A C T - O F - I N T E R C O U R S E P R E G N A N C Y R I S K O F 0 . 4 1 5% 7 S E C O N D A R Y A N A L Y S I S 93% EFFICACY RATE OVER 7 CYCLES K A P L A N - M E I E R / T I M E - T O - E V E N T E F F I C A C Y A N A L Y S I S O V E R 7 C Y C L E S O F U S E W H E N U S E D A S D I R E C T E D . 7 - C Y C L E C U M U L A T I V E P R E G N A N C Y R I S K O F 6 . 7%

F O R I N V E S T O R D I S C U S S I O N S O N L Y MOA - PHEXXI IS A pH MODULATOR Baseline vaginal pH levels can range from 3.5 – 4.5 W H EN SEM EN (p H 7 .1 -8 ) EN TER S TH E V A G IN A , IT R A ISES TH E EN V IR O N M EN TA L p H LEV EL A L L O W S S P E R M T O B E M O B I L E A N D S W I M U P T H E R E P R O D U C T I V E C A N A L P H EXXI KEEP S V A G IN A L p H IN TH E B A SEL IN E R A N G E V A G IN A L p H M O D U LA TIO N U N D ER L IES CU R R EN T P IP EL IN E P R O G R A M S M A N Y B A C T E R I A L & V I R A L P A T H O G E N S R E Q U I R E H I G H E R V A G I N A L p H F O R S U R V I V A L I n i t i a l t a r g e t s : • G o n o r r h e a : C o n f i r m a t o r y P h a s e 3 • C h l a m y d i a : C o n f i r m a t o r y P h a s e 3 • B a c t e r i a l v a g i n o s i s : P h a s e 2 - r e a d y 8

F O R I N V E S T O R D I S C U S S I O N S O N L Y POTENTIAL MARKET OPPORTUNITY: $1.4 TO 2.3B Based on U.S. contraceptive market breakdown N O N -R X CO N TR A CEP TIV E U S ER S | 1 0 .3 M W O M EN P o t e n t i a l a c q u i s i t i o n 3 . 5 - 4 . 5% | 3 6 0 - 4 6 0 K u s e r s (2) | M a r k e t o p p o r t u n i t y $ 6 3 0 - 8 1 0 M (3) N o n - R x C o n t r a c e p t i v e s : 6 . 3 M b a r r i e r m e t h o d s ; 2 . 8 M w i t h d r a w a l ; 1 . 0 M p e r i o d i c a b s t i n e n c e ; 0 . 1 M o t h e r Other Non- Targets 12.3M Surgical Sterilization 17.7M Non-Rx Contraceptive Users 10.3M No Contraceptive 13.1M Rx Contraceptive Users 18.8M N O CO N TR A CEP TIV E U SER S | 1 3 .1 M W O M EN P o t e n t i a l a c q u i s i t i o n 2 . 0 - 3 . 5% | 2 6 0 - 4 6 0 K u s e r s (2) | M a r k e t o p p o r t u n i t y $ 4 5 0 - 8 1 0 M (3) R X CO N TR A CEP TIV E U S ER S | 1 8 .8 M W O M EN P o t e n t i a l a c q u i s i t i o n 1 . 0 - 2 . 0% | 1 9 0 - 3 8 0 K u s e r s (2) | M a r k e t o p p o r t u n i t y $ 3 3 0 - 6 7 0 M (3) 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14. 2. Example market penetration in segment 3. Gross value of Phexxi user = $294.00 WAC x 6 annual fills = $1,764.00 (does not reflect net pricing to Evofem) 9 U.S. CONTRACEPTIVE MARKET: 72.2M WOMEN (1)

F O R I N V E S T O R D I S C U S S I O N S O N L Y PHEXXI CELEBRITY CAMPAIGN Annie Murphy x Phexxi 10

F O R I N V E S T O R D I S C U S S I O N S O N L Y N E W P U B L I C A T I O N : S E X U A L S A T I S F A C T I O N D A T A Exploratory data from AMPOWER | A Phase 3 multicenter, single-arm, open label clinical trial (n=1330) P U B L I S H E D I N T H E P E E R - R E V I E W E D J O U R N A L O F S E X U A L M E D I C I N E I N A P R I L 2 0 2 2 88.7% OF WOMEN IMPROVED OR MAINTAINED THEIR SEX LIFE I N C R E A S E S U N D E R S T A N D I N G O F W O M E N ’ S S E X U A L E X P E R I E N C E W I T H P H E X X I B E Y O N D P R E V E N T I O N O F P R E G N A N C Y Thomas MA et al. Sexual Satisfaction Results With the Vaginal pH Modulator From the Phase 3 AMPOWER Study. J Sex Med 2022. https://www.jsm.jsexmed.org/article/S1743-6095(22)00831-1/fulltext 11

F O R I N V E S T O R D I S C U S S I O N S O N L Y VITACARE PRESCRIPTION SERVICES AGREEMENT Enhanced “white glove” patient support • H elp s p at ien t n av igate co verage an d id en t i fy sav in gs o p p o rtu n it ies • Fac i l i ta tes co m m u n icat io n s b etw een h ea l th care p ro v id er an d p ayo r • Stream l in es access to P h exx i • Lead s to m o re p at ien ts f i l l in g P h exx i R x 12

F O R I N V E S T O R D I S C U S S I O N S O N L Y CHLAMYDIA & GONORRHEA PREVENTION PHASE 3 EVOGUARD TRIAL

F O R I N V E S T O R D I S C U S S I O N S O N L Y CHLAMYDIA & GONORRHEA PREVENTION | REGISTRATIONAL PHASE 3 EVOGUARD TRIAL Near-term significant opportunity CH LA M YD IA IS TH E M O S T F R EQ U EN TLY R EP O R TED B A CTER IA L IN F ECT IO N IN TH E U .S . (1) • I n c i d e n c e : 4 m i l l i o n n e w c a s e s i n 2 0 1 8 (2) • D i r e c t m e d i c a l c o s t i n 2 0 1 8 : $ 6 9 1 m i l l i o n (2) • U p t o 7 0 % o f i n f e c t i o n s a r e a s y m p t o m a t i c (3) • U n t r e a t e d c h l a m y d i a c a n r e s u l t i n l o n g - t e r m r e p r o d u c t i v e p r o b l e m s (3) • T h e m o s t c o m m o n c a u s e o f i n f e r t i l i t y i n t h e U . S . ; a c c o u n t s f o r 3 0 % o f c a s e s ( 4 , 5 ) G O N O R R H EA IS O N TH E R ISE A N D IN CR EA SIN G LY A N TIB IO TIC R ES ISTA N T • I n c i d e n c e : 1 . 6 m i l l i o n n e w c a s e s i n 2 0 1 8 (2) • D i r e c t m e d i c a l c o s t i n 2 0 1 8 : $ 2 7 1 m i l l i o n (2) 1. CDC (2021): Sexually Transmitted Disease Surveillance 2019. https://www.cdc.gov/std/statistics/2019/default.htm 2. CDC. Sexually transmitted infections prevalence, incidence, and cost estimates in the United States. 2018 https://journals.lww.com/stdjournal/Fulltext/2021/04000/The_Estimated_Direct_Lifetime_Medical_Costs_of.3.aspx 3. Hoenderboom BM et al. Relation between chlamydia trachomatis infection and pelvic inflammatory disease, ectopic pregnancy and tubal factor infertility in a Dutch cohort of women previously tested for chlamydia in chlamydia screening trial. Sex Transm Infect. 2019 4. Sziller I et al. Chlamydia trachomatis infection, fallopian tube damage and a mannose-binding lectin codon 54 gene polymorphism. Hum Reprod Update. 2007 5. Dun EC and Nezhat CH. Tubal factor infertility: diagnosis and management in the era of assisted reproductive technology. Obstet Gynecol Clin North Am. 2012 14

F O R I N V E S T O R D I S C U S S I O N S O N L Y CHLAMYDIA & GONORRHEA PREVENTION | EXPECTED TIMELINE Near-term significant opportunity PHASE 3 EVOGUARD TRIAL (1903 WOMEN, OVER 100 U.S. SITES) FDA HAS GRANTED EVO100 (PHEXXI) FAST TRACK DESIGNATION AND QIDP DESIGNATION FOR THE PREVENTION OF BOTH CHLAMYDIA AND GONORRHEA IN WOMEN U.S. REGULATORY PROCESS 2022 2023 2024 POTENTIAL U.S. APPROVAL AND COMMERCIAL LAUNCH (2) ENROLLMENT COMPLETION FOUR MONTHS ACTIVE ONE MONTH FOLLOW UP DATA LOCK ANALYSIS TOP-LINE RESULTS SIX MONTHS FROM DATA TO FILING FDA SUBMISSION (1) FDA 60-DAY FILING DATE (1) FAST TRACK REVIEW Target timeline as of May 11, 2022 1. Assumes favorable outcomes of EVOGUARD 2. Assumes FDA approval for these investigational indications 15

F O R I N V E S T O R D I S C U S S I O N S O N L Y OTHER GROWTH AND VALUE CREATION OPPORTUNITIES Partnerships and more

F O R I N V E S T O R D I S C U S S I O N S O N L Y OTHER GROWTH AND VALUE CREATION OPPORTUNITIES Partnerships and more SECU R E P A R TN ER SH IP (S ) FO R CO M M ER CIA L IZA T IO N O F P H EXXI IN FO R EIG N M A R KETS • U p fro n t cap i ta l • M ilesto n e p aym en ts • T iered ro ya l t ies o n fu tu re sa les LEV ER A G E U .S . SA LES FO R CE FO R O TH ER W O M EN ’S H EA LTH P R O D U CTS • Id en t i fy syn erg is t ic p ro d u cts to co -m arket to O B /G YN s an d a l l ied h ea l th care p ro v id ers • O ffset co m m erc ia l o p erat in g co sts O TH ER STR A TEG IC O P P O R TU N IT IES • Co l lab o rat in g w ith O r io n B io tech n o lo gy to d eve lo p f i r s t - in -c lass M u lt ip u rp o se P reven t io n Tech n o lo gy (M P T) p ro d u ct can d id ate fo r p reven t io n o f H IV , ch lam yd ia , go n o rrh ea an d p regn an cy in w o m en 17

$1.1 $1.9 $1.7 $3.6 $4.3 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 INCREASING PHEXXI NET PRODUCT SALES 19% INCREASE F R O M Q 4 2 0 2 1 T O Q 1 2 0 2 2 IN M IL LI O NS 18

$46.0 $43.0 $45.1 $41.0 $33.2 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 REDUCING OUR TOTAL OPERATING EXPENSES IN M IL LI O NS 19% DECREASE F R O M Q 4 2 0 2 1 T O Q 1 2 0 2 2 19

$(44.9) $(41.1) $(43.4) $(37.4) $(28.1) $(50.0) $(40.0) $(30.0) $(20.0) $(10.0) $- Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 IMPROVING OUR LOSS FROM OPERATIONS IN M IL LI O NS 20

F O R I N V E S T O R D I S C U S S I O N S O N L Y MANUFACTURING AGREEMENT: BORA PHARMACEUTICALS SERVICES, INC. CANADA 45% reduction in cost of goods • B o ra h as p ro ven exp ert i se in G M P m an u factu r in g o f d ru g p ro d u cts • Exp ected to d ecrease co st o f go o d s 4 5 % re la ted to m an u factu r in g , p ackag in g , an d tes t in g o f P h exx i • P art o f Evo fem ’s ef fo rts to red u ce sp en d an d co n t in u e to im p ro ve gro ss m arg in • Tech n ica l t ran s fer ac t iv i t ies in i t ia ted Q 2 2 0 2 2 • B o ra exp ected to b eg in m an u factu r in g P h exx i in Q 4 2 0 2 2 • In i t ia l ly fo r ex -U .S . n at io n s w h ere P h exx i i s cu rren t ly u n d er regu lato ry rev iew , in c lu d in g M ex ico an d N iger ia 21

F O R I N V E S T O R D I S C U S S I O N S O N L Y EXECUTING ON OUR STRATEGIC INITIATIVES: 2022 1 . Exp an d P h exx i access 2 . In crease P h exx i n et reven u es 3 . Fu rth er red u ce o p erat in g exp en ses 4 . R ep o rt EVOGUARD t r ia l to p - l in e resu l ts 5 . A d van ce b u s in ess d eve lo p m en t 22

F O R I N V E S T O R D I S C U S S I O N S O N L Y FINANCIAL HIGHLIGHTS: EVFM B A LA N CE S H EET H IG H LIG H TS (as o f M arch 3 1 , 2 0 2 2 ) • $ 2 .8 M cash an d cash eq u iva len ts • $ 4 .2 M restr ic ted cash STR EN G TH EN ED B A LA N CE SH EET IN Q 2 2 0 2 2 • $ 2 6 .6 M in gro ss p ro ceed s f ro m u n d erw r i t ten p u b l ic o f fer in g o f s to ck an d w arran ts to n ew an d ex is t in g in s t i tu t io n a l in vesto rs • Exten d s th e cu m u lat ive n et reven u e co ven an t u n d er Evo fem ’s secu red n o te agreem en t O N G O IN G CO ST R ED U CTIO N IN IT IA T IV ES TO EXTEN D CA SH R U N W A Y SH A R ES O U TSTA N D IN G P O ST-R A IS E : 4 2 .2 M (1) 23 1. As of May 25, 2022

F O R I N V E S T O R D I S C U S S I O N S O N L Y SHATTERING THE HORMONE GLASS CEILING

F O R I N V E S T O R D I S C U S S I O N S O N L Y L E T ’ S T A L K . IN V ES TO R CO N T A CT: A m y R asko p f , V P o f In vesto r R e lat io n s + 1 9 1 7 6 7 3 5 7 7 5 i r@ evo fem .co m 25